               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
              OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT
               IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT.

                           UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF ILLINOIS
                                  EASTERN DIVISION

IN RE:                        )    CHAPTER 11
                              )
MERCURY FINANCE COMPANY,      )    CASE NO. 98-B-20763
                              )
     DEBTOR.                  )    THE HONORABLE ERWIN I. KATZ


                    MASTER BALLOT FOR ACCEPTING OR REJECTING THE
            FIRST AMENDED PLAN OF REORGANIZATION DATED OCTOBER 15, 1998
                             OF MERCURY FINANCE COMPANY

      CLASS 4 - HOLDERS OF SENIOR DEBT CLAIMS AGAINST MERCURY FINANCE COMPANY
                                    ("MERCURY")


This Master Ballot may not be used FOR any purpose other than FOR casting votes to accept or reject Mercury's First Amended Plan of Reorganization dated October 15, 1998 (the "Plan") under chapter 11, title 11 of the United States Code (the "Bankruptcy Code"). All capitalized terms used in the Master Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Plan.

This Master Ballot is being sent to brokers, proxy intermediaries, and other nominees of Beneficial Holders (as defined herein) and is to be used by brokers, proxy intermediaries or other nominees FOR casting votes to accept or reject the Plan on behalf of and in accordance with the Ballot/Voting Instructions cast by the Beneficial Holders holding Class 4 Claims through such brokers, proxy intermediaries, or other nominees. MASTER BALLOTS MUST BE RECEIVED BY LOGAN & COMPANY, INC. (THE "BALLOTING AGENT") ON OR BEFORE 4:00 P.M. EST ON DECEMBER 7, 1998.


              PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                   CAREFULLY BEFORE COMPLETING THE MASTER BALLOT.

                 PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                     YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


ITEM 1.   AMOUNT OF CLASS 4 CLAIMS.

     On October 21, 1998, the Record Date, the undersigned was the record holder of $___________ senior notes issued by Mercury, the record holder of $___________ commercial paper issued by Mercury and the record holder of $_________ short-term notes issued by Mercury ( the "Class 4 Claims"), FOR which voting instructions have been received from beneficial holders (the "Beneficial Holders") as listed in Item 3 below.

ITEM 2.   CLASS 4 VOTE
     As instructed by the Beneficial Holders of the aggregate number of Class 4 Claims as set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders in respect of their Class 4 Claims.

     To Accept (Vote FOR) the Plan.


     ----------------------------------          ------------------------------
     Aggregate Amount of Class 4 Claims          Aggregate number of holders


     To Reject (Vote AGAINST) the Plan.


     ----------------------------------          ------------------------------
     Aggregate Amount of Class 4 Claims           Aggregate number of holders

ITEM 3.   CLASS 4 VOTE - NUMBER OF HOLDERS OF CLASS 4 CLAIMS

     The undersigned certifies that the following vote of the Beneficial Holders of Class 4 Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, has been delivered to the undersigned by Ballots casting the following votes (indicate the aggregate current principal amount for each respective account under the appropriate column):


---------------------------------------------------------------------------------------------------------------------
                                                 INSERT AMOUNT
---------------------------------------------------------------------------------------------------------------------
  Customer Account No. and/or                   Accept the Plan                              Reject the Plan
    Customer Name for each                        (VOTE FOR)                                  (VOTE AGAINST)
       Beneficial Holder                       Short-               Commercial                 Short-       Commercial
                               Sr. Notes       Term Notes           Paper        Sr. Notes     Term Notes   Paper
---------------------------------------------------------------------------------------------------------------------
 1.
---------------------------------------------------------------------------------------------------------------------
 2.
---------------------------------------------------------------------------------------------------------------------
 3.
---------------------------------------------------------------------------------------------------------------------
 4.
---------------------------------------------------------------------------------------------------------------------
 5.
---------------------------------------------------------------------------------------------------------------------
 6.
---------------------------------------------------------------------------------------------------------------------
 7.
---------------------------------------------------------------------------------------------------------------------
 8.
---------------------------------------------------------------------------------------------------------------------
 9.
---------------------------------------------------------------------------------------------------------------------
 10.
---------------------------------------------------------------------------------------------------------------------


ITEM 4. The undersigned certifies that it has transcribed below the information, if any, provided in Item 3 of each Ballot received from a Beneficial Holder of Class 4 Claims (please use additional sheets of paper if necessary):

--------------------------------------------------------------------------------------------------------------------
                           Registered Holder
  Names of Holder and       or Nominee of                    Senior Notes                     Short-Term Notes
     Account Number         Other Account
--------------------------------------------------------------------------------------------------------------------
                                              Issue Description   Current Principal                 Current Principal
                                                                       Amount          Description      Amount
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                          Registered Holder
   Names of Holder and      or Nominee of                           Commercial Paper
      Account Number        Other Account
--------------------------------------------------------------------------------------------------------------------
                                                   CUSIP #            Current Principal Amount
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

ITEM 5.   CERTIFICATION

     By signing this Master Ballot, the undersigned certifies:

          (a) that each Beneficial Holder of Class 4 Claim whose votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement relating to the Plan, together with the Exhibits annexed thereto; and

          (b) that the undersigned is the registered or record owner of the aggregate amount of Class 4 Claims set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement.

Dated:                         Name of Voter:
      --------------                          -----------------------------
                                                      (Print or Type)

                               Social Security or Tax I.D. No.
                                                              -------------
                               Signature:
                                         ----------------------------------
                               By:
                                  -----------------------------------------
                                              (If Appropriate)
                               Title:
                                     --------------------------------------
                                              (If Appropriate)
                               Street Address:
                                              -----------------------------
                               City, State and Zip Code:
                                                        -------------------
                               Telephone No.:
                                             ------------------------------
                               Participant No.:
                                               ----------------------------

                      THIS MASTER BALLOT MUST BE RECEIVED BY:

                 BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                             C/O LOGAN & COMPANY, INC.
                               615 WASHINGTON STREET
                                HOBOKEN N.J.  07030
                             TELEPHONE:  (201) 798-1031
                           FACSIMILE:  (201) 798-[      ]

BY 4:00 P.M. EASTERN STANDARD TIME ON OR BEFORE DECEMBER 7, 1998, OR YOUR VOTE
 WILL NOT BE COUNTED

            THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT,
      LOGAN & C0MPANY, INC. BY 4:00 P.M., EASTERN STANDARD TIME, ON OR BEFORE
            DECEMBER 7, 1998 (UNLESS EXTENDED) OR THE VOTES TRANSMITTED
                            HEREBY WILL NOT BE COUNTED.

                   INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT


     Mercury is soliciting the votes of holders of Class 4 Claims with respect to the First Amended Plan of Reorganization dated October 15, 1998 of Mercury Finance Company (the "Plan") referred to in the Disclosure Statement (a copy of which is enclosed herewith).

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon the Beneficial Holders if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Equity Interests in each impaired Class of Equity Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of
section 1129(b) of the Bankruptcy Code.   As described in Article VIII.E of
the Disclosure Statement,  Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Claims in Subclasses 7B and 7C and Equity Interests in Subclass 7B and Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims does not accept the Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot.

     You should deliver the Beneficial Holder Ballot and other documents relating to the Plan, including the Disclosure Statement (collectively, "SOLICITATION MATERIALS"), to each Beneficial Holder of Class 4 Claims and take any action required to enable each such Beneficial Holder to vote the Class 4 Claims held by such Beneficial Holder. With regard to any Beneficial Holder Ballots returned to you, to have the vote of your Beneficial Holder count, you must not later than December 7, 1998, subject to extension in the sole discretion of Mercury (the "VOTING DEADLINE"), either (i) forward such Beneficial Holder Ballots to the Balloting Agent (as defined herein) indicating the appropriate authority to vote from such Beneficial Holder Ballot submitted or (ii) (a) retain such Beneficial Holder Ballots in your files and transfer the requested information from each such Beneficial Holder Ballot onto the attached Master Ballot or your computer generated version of the Master Ballot that contains the same information (b) execute the Master Ballot, and (c) arrange FOR delivery by courier, overnight mail or facsimile of such Master Ballot to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 , Facsimile (201) 798-____(the "BALLOTING AGENT"). Please keep any records of the voting instructions received from Beneficial Holders, including all Beneficial Holder Ballots, until December 31, 1999 (or such other date as is set by subsequent Bankruptcy Court order).

     The Master Ballot is not a letter of transmittal and may not be used for
any purpose other than to vote to accept or reject the Plan.   Accordingly,
Holders of Class 4 Claims should not surrender instruments or certificates representing or evidencing their Class 4 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such instruments or certificates surrendered together with a Ballot. The remittance of your instruments or other evidence of your claims FOR exchange pursuant to the Plan may only be made by you, and will only be accepted if instruments or certificates representing your Class 4 Claims (in proper form FOR transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court.

     To properly complete the Master Ballot take the following steps:

       (a) provide appropriate information FOR each of the items on the Master Ballot. Please note that Item 3 requests information for each individual beneficial holder FOR whom you hold Class 4 Claims in your name (the "BENEFICIAL HOLDERS"). To identify such Beneficial Holders without disclosing their names, please use the customer account number assigned by you to identify each such Beneficial Holder or, if no such customer account number exists, please use the sequential numbers provided (making sure to retain a separate list of each Beneficial Holder and his or her assigned sequential number);

       (b) vote to accept or reject the Plan in Item 2 for the Class 4 Claims held by you as the registered holder on behalf of the Beneficial Holders.

       (c)   sign and date your Master Ballot;

       (d) if you are completing this Master Ballot on behalf of another entity, state your title of such entity, and

       (e) provide your name and mailing address if different from the preprinted address on the Master Ballot or if no preprinted address appears on the Master Ballot.

THE DEBTOR REQUESTS THAT YOU RETAIN IN YOUR FILES THE BALLOTS RECEIVED FROM THE BENEFICIAL HOLDERS

     - You should deliver the Green Ballot to each Beneficial Holder of Class 4 claims and take any action required to enable each such Beneficial Holder to vote his respective Class 4 Claims to accept or reject the Plan. With regard to any Ballots returned to you, you must either (1) forward such Ballots to the Balloting Agent or (2)(a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot, (b) execute the Master Ballot and (c) arrange FOR delivery of such Master Ballot to the Balloting Agent.

     - If you are both the registered holder and beneficial holder of any of the Class 4 Claims and you wish to vote such Class 4 Claims, you may return either a Ballot or a Master Ballot.

     - THE MASTER BALLOT MUST BE DELIVERED TO THE BALLOTING AGENT BY U.S. MAIL,OVERNIGHT DELIVERY, HAND DELIVERY, OR FACSIMILE PRIOR TO THE VOTING DEADLINE, OTHERWISE SUCH MASTER BALLOT WILL NOT BE COUNTED.

     VOTING DEADLINE AND EXTENSIONS. If a Master Ballot must be completed by you, please complete, sign and return this Master Ballot so that it is received by the Balloting Agent no later than 4:00 p.m., Eastern Standard Time, on December 7, 1998. The Debtor reserves the right to extend the Voting Deadline.

                     IF YOU HAVE ANY QUESTIONS REGARDING THIS
                      MASTER BALLOT OR THE VOTING PROCEDURES,
                  PLEASE CALL THE BALLOTING AGENT AT 201-798-1031.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF MERCURY OR THE BALLOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                           UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF ILLINOIS
                                  EASTERN DIVISION


IN RE:                        )    CHAPTER 11
                              )
MERCURY FINANCE COMPANY,      )    CASE NO. 98-B-20763
                              )
     DEBTOR.                  )    THE HONORABLE ERWIN I. KATZ
                              )


                       BALLOT FOR ACCEPTING OR REJECTING THE
            FIRST AMENDED PLAN OF REORGANIZATION DATED OCTOBER 15, 1998
                             OF MERCURY FINANCE COMPANY

      CLASS 4- HOLDERS OF SENIOR DEBT OF MERCURY FINANCE COMPANY ("MERCURY")

              PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                      CAREFULLY BEFORE COMPLETING THE BALLOT.

                 PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                     YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


------------------------------------------------------------------------------
IF THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 4:00 P.M., EASTERN STANDARD TIME, DECEMBER 7, 1998 ("THE VOTING DEADLINE"). IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE,
PLEASE ALLOW ADDITIONAL TIME.
------------------------------------------------------------------------------

     The Bankruptcy Court has approved the first amended disclosure statement (the "Disclosure Statement") with respect to Mercury's First Amended Plan of Reorganization dated October 15, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Balloting Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

     YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION
AND TREATMENT UNDER THE PLAN.   YOUR CLAIM  HAS BEEN PLACED IN CLASS 4 UNDER THE
PLAN.  IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS, YOU WILL RECEIVE A BALLOT FOR
EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE.   IF YOUR BALLOT IS NOT RECEIVED
BY THE BALLOTING AGENT ON OR BEFORE 4:00 P.M. EST ON DECEMBER 7, 1998, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.



ITEM 1.   AMOUNT  OF CLASS 4 CLAIM

     On October 21, 1998, the Record Date, the undersigned was the beneficial owner of $________ senior notes issued by Mercury, the beneficial owner of
$__________   commercial paper issued by Mercury, and the beneficial owner of
$_________ short-term notes issued by Mercury.


ITEM 2.   CLASS 4  VOTE

     The beneficial owner of the Claim set forth in Item 1, votes (please check one):

     / /  To Accept the Plan  / /  To Reject the Plan

ITEM 3.   CERTIFICATION AS TO CLASS  4 CLAIM.

     With respect to Item I, the undersigned, hereby certifies the information in the following table (use additional sheets of paper if necessary):

--------------------------------------------------------------------------------------------------------
                                         Senior Notes             Commercial Paper
 Name of Holder*    Acct. No ** ------------------------------------------------------------------------
                                                     Current Principal               Current Principal
                                  Issue Description      Amount            CUSIP#       Amount
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
        Name of Holder*            Account Number**                  Short-Term Notes
--------------------------------------------------------------------------------------------------------
                                                       Issue Description          Current Principal
                                                                                        Amount
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

* Insert your name if the Class 4 Claims are held by you in record name, or, if held by a broker or bank (or agent thereof), insert the name of the broker or bank (or agent thereof) through which you own the Class 4 Claims.

** Please indicate the account number of the broker or bank where the account is held.

ITEM 4.   CERTIFICATIONS.

     By signing this Ballot, the undersigned certifies:

          (a) that no other Ballots cast with respect to the amount of the Class 4 Claims identified in Item 1 have been cast with respect to such Class 4 Claims; or if earlier Ballots were cast, such earlier Ballots are hereby revoked;

          (b) that a copy of the Disclosure Statement relating to the Plan has been provided to and reviewed by the undersigned; and

          (c)  that as the holder of the amount of Class 4 Claims set forth in
     Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.

ITEM 5.   YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated                             Name of Voter:
     ------------------------                   -------------------------------
                                                       (Print or Type)

                                   Social Security or Tax I.D. No.:
                                                                   ------------
                                   Signature:
                                             ----------------------------------

                                   By:
                                      -----------------------------------------
                                                  (If Appropriate)
                                   Title:
                                         --------------------------------------
                                                  (If Appropriate)
                                   Street Address:
                                                  -----------------------------

                                   City, State and Zip Code:-------------------

                                   Telephone No.:
                                                 ------------------------------

                                   Broker where Commercial Paper, if any, is
                                   held:
                                        ---------------------------------------

                                VOTING INSTRUCTIONS

                           PLEASE COMPLETE, SIGN AND DATE
                         THE BALLOT AND RETURN IT PROMPTLY

                          YOUR BALLOT MUST BE RECEIVED BY:

                 BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                             C/O LOGAN & COMPANY, INC.
                               615 WASHINGTON STREET
                                 HOBOKEN, NJ  07030

                      BY 4:00 P.M. EASTERN STANDARD TIME ON OR
             BEFORE DECEMBER 7, 1998, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Plan of Reorganization dated October 15, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Interests in each impaired Class of Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the
requirements of section 1129(b) of the Bankruptcy Code.   As described in
Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Claims in Subclasses 7B and 7C and Equity Interests in Subclass 7A and Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims does not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 4:00 p.m. Eastern Standard Time on or before
December 7, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

4. If multiple Ballots are received from an individual holder of Class 4 Claims with respect to the same Class 4 Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates or instruments presenting or evidencing their Class 4 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Plan may only be made by you, and will only be accepted if certificates or instruments representing your Class 4 Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims in more than one Class under the Plan, you may receive more than one Ballot coded for each different Class. Each Ballot votes only your Claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 4:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Balloting Agent or your broker or bank immediately.

                          PLEASE MAIL YOUR BALLOT PROMPTLY

     IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES,
                  PLEASE CALL THE BALLOTING AGENT AT 201-798-1031

                           UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF ILLINOIS
                                  EASTERN DIVISION


IN RE:                        )    CHAPTER 11
                              )
MERCURY FINANCE COMPANY,      )    CASE NO. 98-B-20763
                              )
     DEBTOR.                  )    THE HONORABLE ERWIN I. KATZ
                              )


                       BALLOT FOR ACCEPTING OR REJECTING THE
            FIRST AMENDED PLAN OF REORGANIZATION DATED OCTOBER 15, 1998
                             OF MERCURY FINANCE COMPANY

 CLASS 5- HOLDERS OF SUBORDINATED NOTES OF MERCURY FINANCE COMPANY ("MERCURY")

              PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                      CAREFULLY BEFORE COMPLETING THE BALLOT.

                 PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                     YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


-------------------------------------------------------------------------------
IF THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 4:00 P.M., EASTERN STANDARD TIME, DECEMBER 7, 1998 ("THE VOTING DEADLINE"). IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.
-------------------------------------------------------------------------------

     The Bankruptcy Court has approved the first amended disclosure statement (the "Disclosure Statement") with respect to Mercury's First Amended Plan of Reorganization dated October 15, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Balloting Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

     YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION
AND TREATMENT UNDER THE PLAN.   YOUR CLAIM  HAS BEEN PLACED IN CLASS 5 UNDER THE
PLAN.  IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS, YOU WILL RECEIVE A BALLOT FOR
EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE.   IF YOUR BALLOT IS NOT RECEIVED
BY THE BALLOTING AGENT ON OR BEFORE 4:00 P.M. EST ON DECEMBER 7 1998, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.



ITEM 1.   AMOUNT  OF CLASS 5 CLAIM

     On October 21, 1998, the Record Date, the undersigned was the beneficial owner of $___________________ subordinated notes issued by Mercury.


ITEM 2.   CLASS 5  VOTE

     The beneficial owner of the Claim set forth in Item 1, votes (please check one):

     / /  To Accept the Plan  / /  To Reject the Plan

ITEM 3.   CERTIFICATION AS TO CLASS  5 CLAIM.

     By returning this Ballot, the undersigned, certifies that it has not submitted any Ballots with respect to the amounts identified in Item 1, except as specified in the table immediately below. Please provide the information required by this Item 3 in the following table (use additional sheets of paper if necessary):

------------------------------------------------------------------------------------
        Names of Holder*        Account Number**        Current Principal Amount of
                                                        Subordinated Notes
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

* Insert your name if the Class 5 Claims are held by you in record name, or, if held by a broker or bank (or agent thereof), insert the name of the broker or bank (or agent thereof) through which you own the Class 5 Claims.

** Please indicate the account number of the broker or bank where the account is held.

ITEM 4.   CERTIFICATIONS.

     By signing this Ballot, the undersigned certifies:

          (a) that no other Ballots cast with respect to the amount of the Class 5 Claims identified in Item 1 have been cast with respect to such Class 5 Claims, or if earlier Ballots have been cast, such earlier Ballots are hereby revoked;

          (b) that a copy of the Disclosure Statement relating to the Plan has been provided to and reviewed by the undersigned; and

          (c)  that as the holder of the amount of Class 5 Claims set forth in
     Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.


ITEM 5.   YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.

Dated                              Name of Voter:
      ------------------------                   -------------------------------
                                                  (Print or Type)

                                   Social Security or Tax I.D. No.:
                                                                   -------------
                                   Signature:
                                             -----------------------------------
                                   By:
                                      ------------------------------------------
                                                  (If Appropriate)
                                   Title:
                                         ---------------------------------------
                                                  (If Appropriate)
                                   Street Address:
                                                  ------------------------------

                                   City, State and Zip Code:
                                                            --------------------

                                   Telephone No.:
                                                 -------------------------------

                                   Broker where subordinated notes are
                                   held:
                                         ---------------------------------------

                                VOTING INSTRUCTIONS

                           PLEASE COMPLETE, SIGN AND DATE
                         THE BALLOT AND RETURN IT PROMPTLY

                          YOUR BALLOT MUST BE RECEIVED BY:

                 BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                             C/O LOGAN & COMPANY, INC.
                               615 WASHINGTON STREET
                                 HOBOKEN, NJ  07030

                      BY 4:00 P.M. EASTERN STANDARD TIME ON OR
             BEFORE DECEMBER 7, 1998, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Plan of Reorganization dated October 15, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Interests in each impaired Class of Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Interests rejecting it, and otherwise satisfies the
requirements of section 1129(b) of the Bankruptcy Code.   As described in
Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Claims in Subclasses 7B and 7C and holders of Equity Interests in Subclass 7A and Class
8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims does not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 4:00 p.m. Eastern Standard Time on or before December 7, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

4. If multiple Ballots are received from an individual holder of Class 5 Claims with respect to the same Class 5 Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates or instruments presenting or evidencing their Class 5 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of your notes or other evidence of your claims for exchange pursuant to the Plan may only be made by you, and will only be accepted if certificates or instruments representing your Class 5 Claims (in proper form for transfer) are delivered together with a letter of transmittal that will be furnished to you as provided under the Plan or as notified following confirmation of the Plan by the Bankruptcy Court.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims in more than one class under the Plan, you may receive more than one Ballot coded for each different class. Each Ballot votes only your claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 4:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Balloting Agent or your broker or bank immediately.

                          PLEASE MAIL YOUR BALLOT PROMPTLY

     IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES,
                  PLEASE CALL THE BALLOTING AGENT AT 201-798-1031

                           UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF ILLINOIS
                                  EASTERN DIVISION


IN RE:                        )    CHAPTER 11
                              )
MERCURY FINANCE COMPANY,      )    CASE NO. 98-B-20763
                              )
     DEBTOR.                  )    THE HONORABLE ERWIN I. KATZ
                              )


                       BALLOT FOR ACCEPTING OR REJECTING THE
            FIRST AMENDED PLAN OF REORGANIZATION DATED OCTOBER 15, 1998
                             OF MERCURY FINANCE COMPANY

    CLASS 6- HOLDERS OF INDEMNIFICATION CLAIMS AGAINST MERCURY FINANCE COMPANY
                                    ("Mercury")

              PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                      CAREFULLY BEFORE COMPLETING THE BALLOT.

                 PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                     YOUR ACCEPTANCE OR REJECTION OF THE PLAN.


-------------------------------------------------------------------------------
THIS BALLOT IS ACCOMPANIED BY A RETURN ENVELOPE THAT IS ADDRESSED TO LOGAN & COMPANY, INC. (THE "BALLOTING AGENT"), THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT BY 4:00 P.M., EASTERN STANDARD TIME, DECEMBER 7, 1998 ("THE VOTING DEADLINE").
-------------------------------------------------------------------------------

     The Bankruptcy Court has approved the first amended disclosure statement (the "Disclosure Statement") with respect to Mercury's First Amended Plan of Reorganization dated October 15, 1998 (the "Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement you may obtain a copy from the Balloting Agent. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

     YOU SHOULD REVIEW THE DISCLOSURE STATEMENT AND THE PLAN BEFORE YOU VOTE. YOU MAY WISH TO SEEK LEGAL ADVICE CONCERNING THE PLAN AND YOUR CLASSIFICATION
AND TREATMENT UNDER THE PLAN.   YOUR CLAIM  HAS BEEN PLACED IN CLASS 6 UNDER THE
PLAN.  IF YOU HOLD CLAIMS IN MORE THAN ONE CLASS, YOU WILL RECEIVE A BALLOT FOR
EACH CLASS IN WHICH YOU ARE ENTITLED TO VOTE.   IF YOUR BALLOT IS NOT RECEIVED
BY THE BALLOTING AGENT ON OR BEFORE 4:00 P.M. EST ON DECEMBER 7, 1998, AND SUCH DEADLINE IS NOT EXTENDED, YOUR VOTE WILL NOT COUNT AS EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.



ITEM 1.   AMOUNT  OF CLASS 6 CLAIM

     The undersigned holds an indemnification claim in the amount of $_____________ against Mercury.


ITEM 2.   CLASS 6  VOTE

     The beneficial owner of the Claim set forth in Item 1, votes (please check one):

     / /  To Accept the Plan  / /  To Reject the Plan

ITEM 3.   CERTIFICATIONS.

     By signing this Ballot, the undersigned certifies:

          (a) that no other Ballots cast with respect to the amount of the Class 6 claims identified in Item 1 have been cast with respect to such Class 6 Claims, or in such case earlier Ballots were cast, such earlier Ballots are hereby revoked;

          (b) that a copy of the Disclosure Statement relating to the Plan has been provided to and reviewed by the undersigned; and

          (c)  that as the holder of the amount of Class 6 Claims set forth in
     Item 1, the undersigned has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Plan.


ITEM 4.   YOU ARE URGED TO VOTE TO ACCEPT THE PLAN.


Dated                              Name of Voter:
     -------------------                         -------------------------------
                                                          (Print or Type)

                                   Social Security or Tax I.D. No.:
                                                                   -------------

                                   Signature:
                                             -----------------------------------

                                   By:
                                      ------------------------------------------
                                                  (If Appropriate)
                                   Title:
                                         ---------------------------------------
                                                  (If Appropriate)
                                   Street Address:
                                                  ------------------------------

                                   City, State and Zip Code:
                                                            --------------------

                                   Telephone No.:
                                                 -------------------------------

                                VOTING INSTRUCTIONS

                           PLEASE COMPLETE, SIGN AND DATE
                         THE BALLOT AND RETURN IT PROMPTLY

                          YOUR BALLOT MUST BE RECEIVED BY:

                 BALLOT TABULATION CENTER - MERCURY FINANCE COMPANY
                             C/O LOGAN & COMPANY, INC.
                               615 WASHINGTON STREET
                                 HOBOKEN, NJ  07030

                      BY 4:00 P.M. EASTERN STANDARD TIME ON OR
             BEFORE DECEMBER 7, 1998, OR YOUR VOTE WILL NOT BE COUNTED

1. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the First Amended Plan of Reorganization dated October 15, 1998 of Mercury Finance Company (the "Plan").

2. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class of Claims that vote on the Plan and by the holders of at least two-thirds in amount of the Interests in each impaired Class of Interests that vote on the Plan, and if the Plan otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the
requirements of section 1129(b) of the Bankruptcy Code.   As described in
Article VIII.E of the Disclosure Statement, Mercury will seek confirmation of the Plan under section 1129(b) of the Bankruptcy Code (known as the cram-down section) because of the deemed non-acceptance of the holders of Claims in Subclasses 7B and 7C and Equity Interests in Subclass 7A and Class 8. Mercury also reserves the right to proceed under section 1129(b), if any other impaired Class of Claims does not accept the Plan. To have your vote count you must complete and return this Ballot. Please review the Disclosure Statement for more information.

3. To ensure that your vote is counted, you must (i) complete the Ballot, (ii) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot, (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 (the "Balloting Agent") by 4:00 p.m. Eastern Standard Time on or before December 7, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

4. If multiple Ballots are received from an individual holder of Class 6 Claims with respect to the same Class 6 Claims prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

5. The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Accordingly, at this time, holders should not surrender certificates or instruments presenting or evidencing their Class 6 Claims, and neither Mercury nor the Balloting Agent will accept delivery of such certificates or instruments surrendered together with a Ballot. The remittance of evidence of your claims for exchange pursuant to the Plan may only be made by you, and you will be notified following confirmation of the Plan by the Bankruptcy Court as to what must be submitted.

6. This Ballot does not constitute, and shall not be deemed to be, a proof of claim or equity interest or an assertion or admission of a claim or equity interest.

7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to the Ballot.

8. If you hold Claims in more than one class under the Plan, you may receive more than one Ballot coded for each different class. Each Ballot votes only your claims indicated on that Ballot. Please complete and return each Ballot you received.

9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 4:00 p.m. Eastern Standard Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Balloting Agent immediately.

                          PLEASE MAIL YOUR BALLOT PROMPTLY

     IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES,
                  PLEASE CALL THE BALLOTING AGENT AT 201-798-1031



                                       -3-